MEMBERS Life Insurance
Company
Statutory Basis Financial Statements as of
December 31, 2024 and 2023 and for the Three
Years in the Period Ended December 31, 2024,
Supplemental Schedules as of and for the Year
Ended December 31, 2024 and Independent
Auditor’s Report
INDEPENDENT AUDITOR’S REPORT
Audit Committee and Stockholder of
MEMBERS Life Insurance Company
Waverly, Iowa
Opinions
We have audited the statutory basis financial statements of MEMBERS Life Insurance Company (the
“Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory basis financial statements
(collectively referred to as the “statutory basis financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended
December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Iowa
Department of Commerce, Insurance Division, described in Note 2.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on
Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of
December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s
Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States
of America
As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the
Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by Iowa Department of
Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with
GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the
2024 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of
America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory basis financial statements as a whole.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
March 14, 2025
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See accompanying notes to statutory basis financial statements                                                                            4

MEMBERS Life Insurance Company Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2024 and 2023 ($ in 000s)

Admitted Assets	2024	2023
Cash and invested assets
Bonds and notes	$33,291	$43,036
Cash and cash equivalents	64,912	63,566
Total cash and invested assets	98,203	106,602
Accrued investment income	550	614
Net deferred tax asset	2,946	2,733
Amounts due from reinsurers	49,785	37,567
Receivables from affiliates	227	709
Admitted disallowed interest maintenance reserve	631	685
Guaranty funds on deposit	2,382	8
Separate account assets	223,771	238,473
Total admitted assets	$378,495	$387,391
Liabilities and Capital and Surplus
Liabilities
Reinsurance payable	$31,435	$26,214
Payable to affiliates	39,610	46,583
Commissions, expenses, taxes, licenses, and fees accrued	5,096	3,498
Asset valuation reserve	122	102
Federal income taxes payable to affiliate	302	62
Other liabilities	22,297	21,096
Transfers to (from) separate accounts	(2,426)	(4,007)
Separate account liabilities	223,771	238,473
Total liabilities	320,207	332,021
Capital and surplus
Capital
Common stock, $5 par value, 1,000 shares
issued and outstanding	5,000	5,000
Paid-in surplus	51,170	51,170
Unassigned surplus (deficit)	2,118	(800)
Total capital and surplus	58,288	55,370
Total liabilities and capital and surplus	$378,495	$387,391
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See accompanying notes to statutory basis financial statements                                                                            5

MEMBERS Life Insurance Company Statutory Basis Statements of Operations Years Ended December 31, 2024, 2023, and 2022 ($ in 000s)

	2024	2023	2022
Income
Reinsurance commissions	$233,272	$184,070	$163,472
Net investment income	5,117	4,172	1,679
Other income (loss)	(39,976)	(24,424)	(4,244)
Total income	198,413	163,818	160,907
Benefits and expenses
General insurance expenses	99,109	101,198	75,646
Insurance taxes, licenses, fees, and commissions	133,501	82,918	87,648
Net transfers to (from) separate accounts	(39,875)	(24,272)	(4,074)
Total benefits and expenses	192,735	159,844	159,220
Income before federal income tax expense
and net realized capital gains (losses)	5,678	3,974	1,687
Federal income tax expense	3,135	1,894	1,142
Income before net realized capital gains (losses)	2,543	2,080	545
Net realized capital gains (losses), excluding gains transferred
to IMR, net of tax expense (2024 - $11; 2023 - $1; 2022 - $5)	(11)	(1)	(5)
Net income	$2,532	$2,079	$540

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See accompanying notes to statutory basis financial statements                                                                            6

MEMBERS Life Insurance Company Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2024, 2023, and 2022 ($ in 000s)

	2024	2023	2022
Capital and surplus at beginning of year	$55,370	$52,050	$35,637
Additions (deductions)
Net income	2,532	2,079	540
Change in net deferred income tax	1,970	1,957	1,769
Change in nonadmitted assets	(1,565)	(682)	(5,863)
Change in asset valuation reserve	(19)	(34)	(50)
Capital contribution from parent, net of tax	—	—	20,017
Net additions (deductions)	2,918	3,320	16,413
Capital and surplus at end of year	$58,288	$55,370	$52,050
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See accompanying notes to statutory basis financial statements                                                                            7

MEMBERS Life Insurance Company Statutory Basis Statements of Cash Flows Years Ended December 31, 2024, 2023, and 2022 ($ in 000s)

	2024	2023	2022
Cash from operating activities
Premiums and other considerations	$5,221	$7,772	$(3,115)
Net investment income received	4,866	3,831	1,461
Reinsurance commissions	233,272	184,070	163,472
Other income (loss)	(51,177)	(42,693)	2,855
Policy and contract benefits	(903)	2,859	(3,866)
Operating expenses paid	(239,853)	(162,964)	(158,638)
Federal income taxes (paid to) affiliate	(2,905)	(1,817)	(1,120)
Net transfers from separate accounts	41,457	24,960	11,592
Net cash provided by (used in) operating activities	(10,022)	16,018	12,641
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	10,061	3,063	1,198
Miscellaneous proceeds	—	—	7
Total investment proceeds	10,061	3,063	1,205
Net cash provided by investing activities	10,061	3,063	1,205
Cash from financing and miscellaneous activities
Net (withdrawals) on deposit-type contracts	(61)	(108)	(126)
Other cash provided (used)	1,368	(3,179)	(4,673)
Net cash provided by (used in) financing
and miscellaneous activities	1,307	(3,287)	(4,799)
Net change in cash and cash equivalents	1,346	15,794	9,047
Cash and cash equivalents at the beginning of the year	63,566	47,772	38,725

Cash and cash equivalents at the end of the year	$64,912	$63,566	$47,772

Supplemental disclosure of cash and non-cash transactions
Net cash paid to affiliate for income taxes	$2,905	$1,817	$1,120
Capital contribution of securities from parent	—	—	19,680
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 1:  Nature of Business
MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company” or “MLIC”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CMFG Life Insurance
Company (“CMFG Life”).  CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa.
On October 23, 2023, CUNA Mutual Investment Corporation (“CMIC”) declared a dividend whereby MLIC, having been a direct subsidiary of CMIC, was transferred from CMIC to CMFG Life on January 1, 2024. There was no impact to MLIC’s Statements of Operations or Statements of Admitted Assets, Liabilities and Capital and Surplus
related to this transfer.
The Company began selling a single premium deferred index annuity contract in 2013, a flexible premium deferred variable and index-linked annuity contract in 2016, a single premium deferred modified guaranteed index annuity contract in 2019, a single premium deferred index-linked interest options annuity contract in 2021
(collectively the “registered index annuities”), and whole life insurance policies in 2021. Products are sold to consumers, including credit union members, through face-to-face and call center distribution channels. The
Company has reinsurance agreements under which it cedes 100% of its business to CMFG Life. See Note 7,
Reinsurance, for information on the Company’s reinsurance agreements.
The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of
Columbia, except New York. All premiums of the Company were generated in the United States with a significant portion in California, Florida, Georgia, Michigan, Pennsylvania, and Texas for the years ended December 31,
2024, 2023, and 2022. All annuity deposits of the Company were received in the United States with a significant portion in California, Florida, Massachusetts, Michigan, Ohio, North Carolina, Pennsylvania, Texas, and Wisconsin
for the years ended December 31, 2024, 2023, and 2022.
The accompanying statutory basis financial statements reflect various transactions and balances with the
Company’s affiliates.  See Note 6, Related Party Transactions, for a description of the significant transactions.
While the Company believes that these transactions were at reasonable terms, the results of operations of the
Company may have materially differed had these transactions been consummated with unrelated parties.
Note 2:  Summary of Significant Accounting Policies
Basis of Presentation
The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance
Department”), which differ in some respects from accounting principles generally accepted in the United States of
America (“GAAP”).
Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual
(“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
GAAP/Statutory Accounting Differences
The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:
“Nonadmitted assets” (principally a portion of deferred taxes, certain non-affiliated accounts receivable and commission receivable accounts, negative interest maintenance reserve (“IMR”) that exceeds 10% of adjusted capital and surplus, and debit suspense balances) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus.  Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.
Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.
For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For
GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.
Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.
The Company cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.
Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting.  Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting.  For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only in the Statutory Basis Statements of Operations.
The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under
GAAP. For statutory reporting, the IMR defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.
Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.
The registered index annuities are reported as separate account products for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.
Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.
The statutory basis statements of cash flows are presented in the required statutory format.  Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.
Use of Estimates
The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and, in some cases, the difference could be material.  Investment valuations, policy reserve valuations, determination of OTTI, deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.
Investments
Investments are valued as prescribed by the NAIC.
Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost.  Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-
backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology.  Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield.  Changes in the anticipated prepayments are incorporated when determining statement values.
Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.
Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.
Net realized capital gains (losses): Realized capital gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Cash and Cash Equivalents
Cash includes unrestricted deposits in financial institutions.  Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of
December 31.
Income Tax
Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases.  Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.  See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets.  Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.  The net change in deferred taxes is recorded directly to unassigned surplus.
The Company is subject to tax-related audits.  The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities,
Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.
Reinsurance
Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts.  Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations.  Policy and claim reserves are reported net of unbilled reinsurance recoverables.  The
Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. CMFG Life, which is a related party, is the only reinsurer and there is no concern of default on reinsurance receivable balances as CMFG Life is highly rated and well capitalized.
Separate Accounts
The Company issues registered index annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts.  All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index-linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the
Company’s separate accounts.
Separate account assets for the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.  Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The variable annuity contract holders of the flexible premium variable and index-linked deferred annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable and index-linked deferred annuity separate account assets are invested in unit investment trusts that are registered with the
Securities and Exchange Commission as of December 31, 2024 and 2023.
CMFG Life, on behalf of MEMBERS Life, invests the single premium deferred index annuity, single premium deferred index-linked interest options annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure
Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%.  The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. The single premium deferred index-linked interest options annuity has risk control accounts, with either caps and floors or participation rates and buffers applied based on the performance of an external index. For positive index performance, accounts with caps limit the interest credited to the policyholder at the cap; accounts with participation rates credit the full index performance multiplied by the participation rate to the policyholder. For negative index performance, floors represent the maximum negative interest credited a policyholder can receive, while the buffer represents the maximum negative index return for an interest term that will not result in negative interest credited to the contract.
Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.
Policy and Contract Claim Reserves
Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends.
Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.
The policy and contract claim reserves are 100% ceded to CMFG Life.
Policy Reserves
Life insurance reserves: Policies issued on or after January 1, 2020, follow the NAIC Valuation Manual Standard
20 (Requirements for Principle-Based Reserves for Life Products, or VM-20) as minimum reserve requirements
(Principle-Based Reserving, or “PBR”). Specifically, current PBR reserves are held at the prescribed VM-20
Section 3 Net Premium Reserve floor (“NPR”). Policies issued prior to January 1, 2020, follow minimum reserves pursuant to the applicable requirements in VM-A and VM-C under the NAIC Valuation Manual. Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation
Method (“CRVM”) basis dependent on product type and issue date using applicable mortality tables and interest rate assumptions.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death.  Surrender values are not promised in excess of legally computed reserves.
Extra premiums are charged for substandard lives, plus the gross premium for a rated age.  Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.
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MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.
Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the
Commissioner’s Annuity Reserve Valuation Method (CARVM), along with the NAIC Valuation Manual Standard 21
(Requirements for Principle-Based Reserves for Variable Annuities, or VM-21), for equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policy reserves related to the registered index annuities contracts are computed using
CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM-21 for policies greater than ten days after issue;
for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.
The policy reserves are 100% ceded to CMFG Life.
Liability for Deposit-Type Contracts
The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.
The liability for deposit-type contracts is 100% ceded to CMFG Life.
Statutory Valuation Reserves
The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates.  The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold.  If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus.
The Company’s gains and losses on sales of investments were transferred to IMR in compliance with the
Company’s investment policies and procedures. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures. The table below provides information regarding the admitted negative IMR.

	As of December 31,
	2024	2023

Net negative IMR	$631	$685
Reported capital and surplus	$58,288	$55,370
Adjustments:
Goodwill	—	—
Electronic data processing equipment	—	—
Net deferred tax asset (DTA)	(2,946)	—
Net negative (disallowed) IMR	(631)	—
Adjusted capital and surplus	$54,711	$55,370
Percentage of adjusted capital and surplus	1.2%	1.2%
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.
Other Liabilities
The Company issues the registered index annuities on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract.  Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.
Accounting Standards Pending Adoption
During 2024 and 2023, the NAIC issued updates to the SSAPs related to its bond definition project that clarifies the definition of bond investments. The new principles-based bond definition is to be applied to securities to determine whether they should be classified as long-term bonds, equity securities or other invested assets for statutory reporting purposes.  Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported separately. The new guidance will be effective on January 1, 2025. The Company does not expect adoption to have a material impact on the statutory basis financial statements.
Note 3:  Investments
Bonds and Notes
The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at December 31, 2024 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,713	$—	$(2,260)	$6,453
Industrial and miscellaneous	20,275	32	(892)	19,415
Residential mortgage-backed securities	498	—	(56)	442
Commercial mortgage-backed securities	1,878	—	(101)	1,777
Non-mortgage asset-backed securities	1,927	—	(7)	1,920

Total bonds and notes	$33,291	$32	$(3,316)	$30,007
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2023 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,719	$—	$(1,752)	$6,967
Industrial and miscellaneous	26,081	60	(923)	25,218
Residential mortgage-backed securities	560	—	(46)	514
Commercial mortgage-backed securities	3,871	—	(280)	3,591
Non-mortgage asset-backed securities	3,805	5	(39)	3,771

Total bonds and notes	$43,036	$65	$(3,040)	$40,061
The statement value and fair value of bonds and notes at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been classified by expected maturity in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$999	$999
Due after one year through five years	12,672	12,516
Due after five years through ten years	6,604	5,899
Due after ten years	8,713	6,454
Residential mortgage-backed securities	498	442
Commercial mortgage-backed securities	1,878	1,777
Non-mortgage asset-backed securities	1,927	1,920

Total bonds and notes	$33,291	$30,007
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Cash and Cash Equivalents
The details of cash and cash equivalents as of December 31 are as follows:

	2024	2023
Cash equivalents	$58,836	$58,166
Cash	6,076	5,400
Total cash and cash equivalents	$64,912	$63,566
Net Investment Income
Sources of net investment income for the years ended December 31 are as follows:

	2024	2023	2022
Bonds and notes	$1,518	$1,698	$1,064
Cash and cash equivalents	3,673	2,548	693
Gross investment income	5,191	4,246	1,757
Less investment expenses	74	74	78
Net investment income	$5,117	$4,172	$1,679
Investment expenses are charged by a related party for investment management fees and include interest, salaries, brokerage fees and securities’ custodial fees.
Accrued Investment Income
Sources of accrued investment income as of December 31 are shown in the table below.

	2024	2023

Bonds and notes	$248	$326
Cash and cash equivalents	302	288

Total accrued investment income	$550	$614
Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset.  There was no accrued investment income excluded at December 31, 2024 or 2023 on this basis.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2024	2023	2022

Tax on realized capital gains (losses)	$(11)	$(1)	$(5)
Net realized capital gains (losses)	$(11)	$(1)	$(5)
There were no sales of bonds and notes in 2024, 2023, or 2022.
Other-Than-Temporary Investment Impairments
Investment securities are reviewed for OTTI on an ongoing basis.  The Company creates a watchlist of securities based primarily on the fair value of an investment security relative to its amortized cost.  When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI.  The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:
•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.
A bond or note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period.  When this occurs, the
Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost.  If the bond is a loan-
backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in the Statutory Basis Statement of Operations as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.
Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2024 and 2023. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts.  In light of the variables involved, such additional OTTI could be significant.
The Company did not recognize any OTTI on mortgage-backed and structured securities during 2024, 2023, and
2022 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Net Unrealized Capital Gains (Losses)
Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2024 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2024
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$—	$—	$6,454	$(2,260)	$6,454	$(2,260)
Industrial and miscellaneous	7,382	(107)	8,148	(785)	15,530	(892)
Residential mortgage-backed securities	—	—	442	(56)	442	(56)
Commercial mortgage-backed securities	—	—	1,777	(101)	1,777	(101)
Non-mortgage asset-backed securities	1,919	(7)	—	—	1,919	(7)

Total bonds and notes	$9,301	$(114)	$16,821	$(3,202)	$26,122	$(3,316)
At December 31, 2024, the Company owned 21 bonds and notes with a fair value of $26,122 in an unrealized loss position. There were 13 bonds and notes with a fair value of $16,821 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.0% of amortized cost. All the securities with unrealized losses as of
December 31, 2024 are rated "investment grade" based on having an NAIC rating of 1 or 2.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$—	$—	$6,967	$(1,752)	$6,967	$(1,752)
Industrial and miscellaneous	2,563	(8)	16,884	(915)	19,447	(923)
Residential mortgage-backed securities	—	—	514	(46)	514	(46)
Commercial mortgage-backed securities	—	—	3,591	(280)	3,591	(280)
Non-mortgage asset-backed securities	—	—	1,853	(39)	1,853	(39)

Total bonds and notes	$2,563	$(8)	$29,809	$(3,032)	$32,372	$(3,040)
At December 31, 2023, the Company owned 27 bonds and notes with a fair value of $32,372 in an unrealized loss position. There were 25 bonds and notes with a fair value of $29,809 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 9.2% of amortized cost. All the securities with unrealized losses as of
December 31, 2023 are rated "investment grade" based on having an NAIC rating of 1 or 2.
Restricted Assets
Prior to July 1, 2023, Iowa law required that assets equal to a life insurer’s “legal reserve” must be designated for the Iowa Department of Commerce, Insurance Division (“Iowa Insurance Department”). The legal reserve was equal to the net present value of all outstanding policies and contracts involving life contingencies.  After July 1,
2023, with the change in Iowa law, the legal reserve concept was removed, which includes the removal of the corresponding deposit requirement to equal the legal reserve.  Iowa law continues to require the Company to designate assets to the Iowa Insurance Department.  At December 31, 2024 and 2023, securities with admitted asset values of $33,340 and $43,086, respectively, were on deposit with government authorities as required by law to satisfy regulatory requirements. These holdings as a percentage of total assets and total admitted assets were 8% and 9%, respectively, as of December 31, 2024 and 11% and 11%, respectively, as of December 31,
2023.
Investment Credit Risk
The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 4: Fair Value
The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value.  Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.
Valuation Hierarchy
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels.  The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:
•Level 1:  Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
•Level 2:  All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability.  This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii)
inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3:  One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.
For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources.  In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances.  The Company uses prices and inputs that are current as of the measurement date.  In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy.  The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The hierarchy requires the use of market observable information when available for measuring fair value.  The availability of observable inputs varies by investment.  In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability.  The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categories are reported as having occurred at the end of the quarter in which the transfer occurred.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Valuation Process
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies.  The Company uses a consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.
The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies.  These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes.  These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels.  The valuation policies and guidelines are reviewed and updated as appropriate.
For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded.  The Company performs procedures to understand and assess the methodologies, processes, and controls of valuation service providers.  In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities.  When using internal valuation models, these models are developed by the Company’s investment group using established methodologies.  The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals.  In addition, when fair value estimates involve a high degree of subjectivity, the
Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
Transfers Between Levels
There were no transfers between levels during the years ended December 31, 2024 and 2023.
Determination of Fair Values
The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of
December 31, 2024.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$58,836	$—	$—	$58,836
Separate account assets	—	223,771	—	223,771
Total assets at fair value	$58,836	$223,771	$—	$282,607
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of
December 31, 2023.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$58,166	$—	$—	$58,166
Separate account assets	—	238,473	—	238,473
Total assets at fair value	$58,166	$238,473	$—	$296,639
There were no liabilities measured at fair value on a recurring basis as of December 31, 2024 or 2023.
Fair Value Measurement of Financial Instruments
Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.
The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2024.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$33,291	$30,007	$—	$30,007	$—
Cash equivalents	58,836	58,836	58,836	—	—
Separate account assets	223,771	223,771	—	223,771	—
Financial instruments recorded as liabilities:
Separate account liabilities	223,771	223,771	—	223,771	—
The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2023.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$43,036	$40,061	$—	$40,061	$—
Cash equivalents	58,166	58,166	58,166	—	—
Separate account assets	238,473	238,473	—	238,473	—
Financial instruments recorded as liabilities:
Separate account liabilities	238,473	238,473	—	238,473	—
The carrying amounts for accrued net investment income and certain receivables and payables approximate fair value due to their short-term nature and have been excluded from the fair value tables above.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:
Level 1 Measurements
Cash equivalents: Consists of money market mutual funds reported as cash equivalents. Valuation for money market mutual funds is based on the closing price on an exchange at December 31.
Level 2 Measurements
Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.
Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holders could redeem their investment at net asset value per share at the measurement date with the investee; and mutual funds where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.
Note 5: Income Tax
The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CMFG Life, CUMIS Mortgage Reinsurance Company, CUMIS
Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual
Insurance Agency, Inc., CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS
Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., TruStage Financial Group, Inc., CUNA Mutual Global
Holdings, Inc., CuneXus Solutions, Inc. and Family Considerations, Inc.
The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.
Current income tax expense consists of the following for the years ended December 31:

	2023	2022	2021
Federal income tax expense on operations	$3,135	$1,894	$1,142
Federal income tax expense on
realized capital gains (losses)	11	1	5
Federal income tax expense	$3,146	$1,895	$1,147
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The 2024 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2024	2023	Change
Adjusted gross deferred tax assets	$9,044	$7,074	$1,970
Net deferred tax asset (excluding nonadmitted)	$9,044	$7,074	$1,970
Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			—
Change in net deferred income tax			$1,970
The 2023 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2023	2022	Change
Adjusted gross deferred tax assets	$7,074	$5,117	$1,957
Net deferred tax asset (excluding nonadmitted)	$7,074	$5,117	$1,957
Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			—
Change in net deferred income tax			$1,957
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change
Adjusted gross deferred tax assets	$5,117	$3,191	$1,926
Total deferred tax liabilities	—	(180)	180
Net deferred tax asset (excluding nonadmitted)	$5,117	$3,011	$2,106
Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(337)
Change in net deferred income tax			$1,769
Reconciliation to U.S. Tax Rate
The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2024	2023	2022

Tax expense computed at federal corporate rate	$1,192	$835	$354
Foreign tax credit	(54)	(62)	(79)
Income tax expense (benefit) related to prior years	99	(357)	(19)
Nonadmitted assets	39	(355)	(791)
Interest maintenance reserve amortization	11	11	15
Dividends received deductions	(111)	(135)	(106)
Other	—	1	4

Total statutory income taxes	$1,176	$(62)	$(622)

Federal income tax expense	$3,146	$1,895	$1,147
Change in net deferred income tax	(1,970)	(1,957)	(1,769)

Total statutory income taxes	$1,176	$(62)	$(622)
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Deferred Income Taxes
The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax
assets	$8,727	$317	$9,044	$6,686	$388	$7,074	$2,041	$(71)	$1,970
Statutory valuation
allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax assets	8,727	317	9,044	6,686	388	7,074	2,041	(71)	1,970
Deferred tax
assets nonadmitted	(5,781)	(317)	(6,098)	(3,953)	(388)	(4,341)	(1,828)	71	(1,757)
Admitted deferred
tax assets	2,946	—	2,946	2,733	—	2,733	213	—	213
Deferred tax
liabilities	—	—	—	—	—	—	—	—	—
Net admitted deferred
tax assets	$2,946	$—	$2,946	$2,733	$—	$2,733	$213	$—	$213
The nonadmitted deferred tax asset increased $1,757 in 2024 and decreased $271 in 2023. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Based on the Company’s assessment, no valuation allowance was required as of December 31, 2024 and 2023.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2024	2023	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$6,295	$4,219	$2,076
Miscellaneous nonadmitted assets	2,328	2,367	(39)
Other - accrued general expense	104	100	4
Subtotal ordinary deferred tax assets	8,727	6,686	2,041
Nonadmitted ordinary deferred tax assets	(5,781)	(3,953)	(1,828)
Admitted ordinary deferred tax assets	2,946	2,733	213
Capital deferred tax assets:
Investments	317	388	(71)
Subtotal capital deferred tax assets	317	388	(71)
Nonadmitted capital deferred tax assets	(317)	(388)	71
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	2,946	2,733	213
Net admitted deferred tax asset	$2,946	$2,733	$213
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Deferred Tax Asset Admission Calculation
The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid
in prior years recoverable
through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred
tax assets expected to be
realized after application
of the threshold limitation;
the lesser of (i) or (ii):	2,946	—	2,946	2,733	—	2,733	213	—	213
(i) Adjusted gross deferred
tax assets expected to be
realized following the
balance sheet date	2,946	—	2,946	2,733	—	2,733	213	—	213
(ii) Adjusted gross deferred
tax assets allowed per
limitation threshold	—	—	7,359	—	—	7,896	—	—	(537)
(c) Adjusted gross deferred
tax assets offset by gross
deferred tax liabilities	—	—	—	—	—	—	—	—	—
Admitted deferred tax assets	$2,946	$—	$2,946	$2,733	$—	$2,733	$213	$—	$213
The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2024	2023
Ratio percentage used to determine recovery period and
threshold limitation amount (Risk-based capital ("RBC") reporting entity)	4824%	5405%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$55,464	$52,637
No tax planning strategies were used in the calculation of adjusted gross deferred tax assets or net admitted adjusted gross deferred tax assets during 2024 and 2023.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Other Tax Items
As of December 31, 2024, the Company did not have any federal capital loss, operating loss, or credit carryforwards.
Income taxes incurred in 2024 and 2023 of $11 and $1, respectively, are available for recoupment in the event of future capital losses.  The Company has less than $1 of taxes incurred in 2022 that are available for recoupment in the event of future capital losses.
The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.
The Company did not have any tax contingencies as of December 31, 2024 and 2023 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company recognizes interest and penalties accrued related to tax contingencies, if any, in income tax expense in the statutory basis statements of operations.
The Company is included in a consolidated U.S. federal income tax return filed by CMHC.  The Company also files income tax returns in various states.  The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2020.  A carryback refund claim filed for tax year 2020 is currently under review.
The corporate alternative minimum tax is effective for tax years after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation as a member of its tax return consolidated group for the 2024 tax year.
Note 6:  Related Party Transactions
In the normal course of business, the Company has various transactions with related entities, primarily CMFG
Life, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from related party activity are generally settled monthly. The Company reimbursed CMFG Life and other affiliates $103,323, $104,772 and $79,869 for allocated expenses in 2024, 2023, and 2022, respectively.
Additionally, the Company was reimbursed $393, $253, and $72 for allocated expenses in 2024, 2023, and 2022, respectively.
As of December 31, 2024 and 2023, respectively, $39,555 and $45,481 was due to CMFG Life for such expense sharing transactions and related party borrowing transactions, as described above.
The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products. Beginning in May
2022, CBSI advisors are licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in
June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded commission expenses for this service of $31,837 in 2024, $27,586 in 2023 and $32,497 in 2022, which is included in insurance taxes, licenses, fees and commissions.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The Company did not receive a capital contribution in 2024 or 2023. The Company received a non-cash capital contribution from its parent, CMIC, of $20,017 during the year ended December 31, 2022. Such amount included
$19,680 of bonds and $337 of a related deferred tax asset.
Note 7:  Reinsurance
The Company entered into coinsurance and modified coinsurance agreements with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.
The following table shows the effect of reinsurance on premiums, contract charges, benefits and surrenders, and increase in policy reserves for 2024, 2023, and 2022.

	2024	2023	2022
Premiums earned:
Direct	$1,125,681	$1,082,381	$1,324,876
Ceded to affiliates	(1,125,681)	(1,082,381)	(1,324,876)
Premiums earned, net of reinsurance	$—	$—	$—
Contract charges
Direct	$6,723	$8,304	$5,744
Ceded to affiliates	(6,723)	(8,304)	(5,744)
Contract charges, net of reinsurance	$—	$—	$—
Benefits and surrender expenses:
Direct	$1,089,972	$793,990	$538,661
Ceded to affiliates	(1,089,972)	(793,990)	(538,661)
Benefits and surrender expenses, net of reinsurance	$—	$—	$—
Change in policy reserves:
Direct	$19,100	$(23,016)	$109,870
Ceded to affiliates	(19,100)	23,016	(109,870)
Increase in policy reserves, net of reinsurance	$—	$—	$—
Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $175,270 and $147,935 in
2024 and 2023, respectively.
The Company receives a reinsurance ceding commission equal to 100% of its actual expenses for life insurance and annuities ceded to CMFG Life, which was $233,272, $184,070 and $163,472 for the years ended December
31, 2024, 2023, and 2022, respectively.
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 8:  Annuity Reserves and Deposit-Type Liabilities
The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2024:
Individual Annuities
The Company had policy liabilities associated with its separate accounts of $221,871 as of December 31, 2024.

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$7,585,331	$—	$7,585,331	90.4%
At book value less surrender
charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	221,871	221,871	2.6%

Total with adjustment or
at fair value	—	7,585,331	221,871	7,807,202	93.0%
At book value with minimal or
no charge adjustment	—	562,483	—	562,483	6.7%
Not subject to
discretionary withdrawal	22,575	—	—	22,575	0.3%

Gross annuity reserves and
deposit liabilities	22,575	8,147,814	221,871	8,392,260	100.0%
Reinsurance ceded	22,575	8,147,814	—	8,170,389

Total annuity reserves and
deposit liabilities	$—	$—	$221,871	$221,871
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
Not subject to
discretionary withdrawal	$12,749	$—	$—	$12,749	100.0%

Gross annuity reserves and
deposit liabilities	12,749	—	—	12,749	100.0%
Reinsurance ceded	12,749	—	—	12,749

Total annuity reserves and
deposit liabilities	$—	$—	$—	$—
The following table shows life policy reserves by withdrawal characteristics at December 31, 2024:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$13	$23	$—	$—	$—
Universal life	1,896	1,896	1,935	—	—	—
Other permanent cash value life insurance	—	25,631	49,474	—	—	—
Miscellaneous reserves	—	32	32	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	2,915	—	—	—
Accidental death benefits	—	—	5	—	—	—
Disability - active lives	—	—	1	—	—	—
Disability - disabled lives	—	—	23	—	—	—
Miscellaneous reserves	—	—	39	—	—	—
Gross reserves before reinsurance	1,896	27,572	54,447	—	—	—
Ceded reinsurance	1,896	27,572	54,447	—	—	—
Net reserves	$—	$—	$—	$—	$—	$—
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2023:
Individual Annuities
The Company had policy liabilities associated with its separate accounts of $234,919 as of December 31, 2023.

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$7,255,395	$—	$7,255,395	92.4%
At book value less surrender
charge of 5% or more	72	—	—	72	0.0%
At fair value	—	—	234,919	234,919	3.0%

Total with adjustment or
at fair value	72	7,255,395	234,919	7,490,386	95.4%
At book value with minimal or
no charge adjustment	—	344,854	—	344,854	4.4%
Not subject to
discretionary withdrawal	16,210	—	—	16,210	0.2%

Gross annuity reserves and
deposit liabilities	16,282	7,600,249	234,919	7,851,450	100.0%
Reinsurance ceded	16,282	7,600,249	—	7,616,531

Total annuity reserves and
deposit liabilities	$—	$—	$234,919	$234,919
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
Not subject to
discretionary withdrawal	$9,692	$—	$—	$9,692	100.0%

Gross annuity reserves and
deposit liabilities	9,692	—	—	9,692	100.0%
Reinsurance ceded	9,692	—	—	9,692

Total annuity reserves and
deposit liabilities	$—	$—	$—	$—
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
The following table shows life policy reserves by withdrawal characteristics at December 31, 2023:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Term policies with cash value	$—	$16	$29	$—	$—	$—
Universal life	2,078	2,078	2,120	—	—	—
Other permanent cash value life insurance	—	18,805	31,629	—	—	—
Variable universal life	—	30	30	—	—	—
Miscellaneous reserves

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	3,354	—	—	—
Accidental death benefits	—	—	5	—	—	—
Disability - active lives	—	—	1	—	—	—
Disability - disabled lives	—	—	30	—	—	—
Miscellaneous reserves	—	—	43	—	—	—
Gross reserves before reinsurance	2,078	20,929	37,241	—	—	—
Ceded reinsurance	2,078	20,929	37,241	—	—	—
Net reserves	$—	$—	$—	$—	$—	$—
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 9: Statutory Financial Data and Dividend Restrictions
RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk.  The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2024 and 2023, the Company’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.
The Company is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to a parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval.
The Company can pay $2,118 in stockholder dividends in 2025 without regulatory approval.
Note 10:  Commitments and Contingencies
The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2024 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $178 and $196 at December 31, 2024 and 2023, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued and paid assessments and has established an asset of $2,382 and $8 as of December 31, 2024 and 2023, respectively. The assessment is primarily related to Bankers Life and
Colorado Bankers Life insurance company bankruptcies. Recoveries of assessments from premium taxes are generally made over a five year period.

	2024	2023
Asset recognized from paid and accrued
premium tax offsets prior year-end	$8	$11
Decreases:
Premium tax offset applied	64	4
Total decreases	64	4
Increases:
Creditable guaranty fund assessments paid	2,438	1
Total increases	2,438	1
Asset recognized from paid and accrued
premium tax offsets year-end	$2,382	$8
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Legal Matters
Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.
These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues;
variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies.  In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices.  The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.  In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.
Note 11: Unassigned Surplus
Nonadmitted assets at December 31 reduce unassigned surplus and include the following:

	2024	2023
Nonadmitted assets:
Net deferred tax asset	$6,099	$4,342
Accounts receivable - nonaffiliated	7,393	6,495
Prepaid expenses	117	270
Debit suspense balances	3,571	4,508

Total nonadmitted assets	$17,180	$15,615
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 12:  Separate Accounts
Separate accounts represent funds that are invested to support the variable component of the Company’s obligations under the flexible premium variable and index-linked deferred annuity contracts.
The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of
$999 and $478 as of December 31, 2024 and 2023, respectively. The general account did not pay towards the variable annuity guarantees in 2024 and paid $17 towards variable annuity guarantees in 2023. The separate account did not pay risk charges to the general account related to these guarantees in 2023 or 2022.
Information relating to the Company’s flexible premium variable separate account business as of December 31 is set forth in the tables below:

	2024		2023
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed
Reserves with assets held:
At fair value	$—	$221,871	$—	$234,919
At amortized cost	—	—	—	—
Total	$—	$221,871	$—	$234,919
Reserves with assets subject to
discretionary withdrawal:
At fair value	$—	$221,871	$—	$234,919
With fair value adjustment	—	—	—	—
Not subject to discretionary withdrawal	—	—	—	—
Total	$—	$221,871	$—	$234,919
The following table shows the premiums and deposits for flexible premium variable contracts recorded in the separate accounts for the years ended December 31:

	2024		2023
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed
Non-guaranteed premiums, considerations and
deposits received for separate account policies	$—	$221,871	$—	$234,919
Total	$—	$221,871	$—	$234,919
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Details of the net transfers to (from) separate accounts for all annuity contracts are shown in the table below for the years ended:

	2024		2023
	Indexed with Guarantees	Non- Guaranteed	Indexed with Guarantees	Non- Guaranteed
Transfers to separate accounts	$—	$1,043,580	$—	$1,035,439
Transfers from separate accounts	—	(1,367,412)	—	(1,048,088)
Valuation adjustment	—	283,957	—	(11,623)
Net transfers to (from) separate accounts	$—	$(39,875)	$—	$(24,272)
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 13:  Reconciliation to 2024 Annual Statement

	As reported in
	2024 MLIC	As reported
	Statutory	in 2024
	Basis	MLIC
	Financial	Annual
	Statements	Statements	Difference

Statutory basis statements of admitted assets,
liabilities and capital and surplus
Amounts due from reinsurers	$49,785	$45,853	$3,932
Total admitted assets	378,495	374,563	3,932
Other liabilities	22,297	24,648	(2,351)
Total liabilities	320,207	322,558	(2,351)
Unassigned surplus (deficit)	2,118	(4,165)	6,283
Total capital and surplus	58,288	52,005	6,283

Statutory basis statements of operations
Reinsurance commissions	$233,272	$229,340	$3,932
Net investment income	5,117	3,526	1,591
Total income	198,413	192,890	5,523
General insurance expenses	99,109	97,673	1,436
Insurance taxes, licenses, fees and commissions	133,501	129,414	4,087
Total benefits and expenses	192,735	187,212	5,523
Net income	2,532	2,532	—

Statutory basis statements of changes in
capital and surplus
Change in net deferred income tax	$1,970	$3,289	$(1,319)
Change in nonadmitted assets	(1,565)	(9,167)	7,602
Capital and surplus at end of year	58,288	52,005	6,283

Statutory basis statements of cash flows
Net investment income received	$4,866	$3,276	$1,590
Operating expenses paid	(239,853)	(234,331)	(5,522)
Net cash provided by (used in) operating activities	(10,022)	(6,090)	(3,932)
Other cash provided (used)	1,368	(2,564)	3,932
Net cash (used in) financing and
miscellaneous activities	1,307	(2,625)	3,932
Net change in cash and cash equivalents	1,346	1,346	—
__________________________________________________________________________________________

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)
Note 14:  Subsequent Events
The Company evaluated subsequent events through March 14, 2025, the date the statutory basis financial statements were available for issuance. There were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2024
Supplemental Schedules
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Investment income earned:
Government bonds	$83
Other bonds (unaffiliated)	1,435
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Premium notes, contract loans and liens	—
Collateral loans	—
Cash	—
Cash equivalents	3,673
Short-term investments	—
Other invested assets	—
Derivative financial instruments	—
Aggregate write-in for investment income	—
Gross investment income	$5,191

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$—

Mortgage loans by standing - book value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—

Other long-term assets-statement value	—
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	—
Preferred stocks	—
Common stocks	—
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$1,046
Over 1 year through 5 years	16,629
Over 5 years through 10 years	6,738
Over 10 years through 20 years	8,848
Over 20 years	30
Total by maturity	$33,291

Bonds by class - statement value
Class 1	$28,457
Class 2	4,834
Class 3	—
Class 4	—
Class 5	—
Class 6	—
Total by class	$33,291

Total bonds publicly traded	$30,364
Total bonds privately placed	2,927

Preferred stocks - statement value	—
Common stocks - market value	—
Short-term investments - book value	—
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value	—
Cash	6,076
Cash equivalents	58,836
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Life insurance in force:
Industrial	$—
Ordinary	1,706,995
Credit life	—
Group life	7,980

Amount of accidental death insurance in force under ordinary policies	—

Life insurance policies with disability provisions in force:
Industrial	—
Ordinary	1,688
Credit life	—
Group life	136

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-
Ordinary - involving life contingencies
Income payable	-
Group - not involving life contingencies
Amount of deposit	-
Income payable	-
Group - involving life contingencies
Income payable	-
Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-
Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-
Accident and health insurance - premium in force:
Ordinary	-
Group	-
Credit	-
Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Claim payments 2024:
Group accident and health - year ended December 31
2024	$ -
2023	-
2022	-
2021	-
2020	-
Prior	-

Other accident and health
2024	-
2023	-
2022	-
2021	-
2020	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2024	-
2023	-
2022	-
2021	-
2020	-
Prior	-
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2024 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,789	$8,789	9.0%
All other governments	—	—	0.0%
U.S. states, territories and possessions,
etc. guaranteed	—	—	0.0%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	—	—	0.0%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	422	422	0.4%
Industrial and miscellaneous	24,080	24,080	24.5%
Hybrid securities	—	—	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
SVO identified funds	—	—	0.0%
Unaffiliated Bank loans	—	—	0.0%
Total long-term bonds	33,291	33,291	33.9%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	—	—	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
Total preferred stocks	—	—	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	—	—	0.0%
Industrial and miscellaneous Other (unaffiliated)	—	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	—	0.0%
Parent, subsidiaries and affiliates Other	—	—	0.0%
Mutual funds	—	—	0.0%
Unit investment trusts	—	—	0.0%
Total common stocks	—	—	0.0%
Mortgage loans	—	—	0.0%
Real estate	—	—	0.0%
Cash, cash equivalents and short-term investments	64,912	64,912	66.1%
Contract loans	—	—	0.0%
Derivatives	—	—	0.0%
Other invested assets	—	—	0.0%
Receivables for securities	—	—	0.0%
Securities lending	—	—	0.0%
Total invested assets	$98,203	$98,203	100.0%
__________________________________________________________________________________________

MEMBERS LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2024
1.MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.MLIC has not ceded any risk during the period ended December 31, 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting.  These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP.  Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.
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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024
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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024
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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024
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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024
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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17. Yes [X] No [ ]

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	-	$ -	0.000%
16.03	-	-	0.000%
16.04	-	-	0.000%
16.05	-	-	0.000%
16.06	-	-	0.000%
16.07	-	-	0.000%
16.08	-	-	0.000%
16.09	-	-	0.000%
16.10	-	-	0.000%
16.11	-	-	0.000%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

	Loans	
16.12 Construction loans	$ -	0.000%
16.13 Mortgage loans over 90 days past due	-	0.000%
16.14 Mortgage loans in the process of foreclosure	-	0.000%
16.15 Mortgage loans foreclosed	-	0.000%
16.16 Restructured mortgage loans	-	0.000%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural	
Loan-to-Value	1	2	3	4	5	6
17.01 above 95%	$ -	0.000%	$ -	0.000%	$ -	0.000%
17.02 91% to 95%	-	0.000%	-	0.000%	-	0.000%
17.03 81% to 90%	-	0.000%	-	0.000%	-	0.000%
17.04 71% to 80%	-	0.000%	-	0.000%	-	0.000%
17.05 below 70%	-	0.000%	-	0.000%	-	0.000%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description	2	3
18.02	-	$ -	0.000%
18.03	-	-	0.000%
18.04	-	-	0.000%
18.05	-	-	0.000%
18.06	-	-	0.000%

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MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories Year Ended December 31, 2024